UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2005 (January 20, 2005)

DOW JONES & COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware

1-7564

13-5034940

(State or other jurisdiction

(Commission File Number)

(I.R.S. Employer

of incorporation)

Identification No.)

200 Liberty Street, New York, New York

10281

(Address of principal executive offices)

(Zip Code)

Registrant's telephone number, including area code:  (212) 416-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR

230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-

12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Item 2.01

Completion of Acquisition or Disposition of Assets

Pursuant to an Agreement and Plan of Merger, dated as of November 14, 2004  (the “Merger Agreement”), entered into by and among MarketWatch, Inc. (“MarketWatch”), Dow Jones & Company, Inc. (“Dow Jones”) and Golden Acquisition Corp. (“Merger Sub”), Merger Sub merged with and into MarketWatch with MarketWatch as the surviving corporation (the “Merger”).  Upon the completion of the Merger, MarketWatch became a wholly-owned subsidiary of Dow Jones.

At a special meeting of MarketWatch stockholders held on January 19, 2005, the MarketWatch stockholders approved the terms and conditions of the Merger.  Effective on January 21, 2005, MarketWatch stockholders are entitled to receive $18.00 in cash, without interest and less applicable withholding taxes, for each share of MarketWatch common stock they owned.

On January 24, 2005, MarketWatch and Dow Jones issued a joint press release announcing the completion of the Merger.  The press release is attached herewith as Exhibit 99.1 and incorporated herein by reference.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On January 20, 2005, Dow Jones entered into a $260,000,000 60-Day Credit Agreement (the “Credit Agreement”), among Dow Jones, the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the “Lenders”), and JP Morgan Chase Bank, as administrative agent.  The Credit Agreement is supporting the commercial paper that Dow Jones used in connection with funding the Merger.  Within approximately two weeks of the closing of the Merger, Dow Jones intends to retire the commercial paper that the Credit Agreement supports with the proceeds of an offering of series 144A debt securities.

 Item 9.01 .  Financial Statements and Exhibits

(a)  Financial statements of business acquired.

Pursuant to Item 9(a)(4) of Form 8-K, the Registrant will file such financial statements under cover of Form 8-K/A as soon as practicable, but not later than 71 calendar days from the date that this Form 8-K must be filed.

(b)  Pro forma financial information.

It is not practicable to file the required pro forma financial information at this time. Accordingly, pursuant to Item 9(b)(2) of Form 8-K, the Registrant will file such pro forma financial information under cover of Form 8-K/A as soon as practicable, but not later than the date required by applicable law.

(c)  Exhibits

99.1

Joint Press Release of MarketWatch, Inc. and Dow Jones & Company, Inc., dated January 24, 2005, announcing the completion of the acquisition of MarketWatch by Dow Jones.

99.2

$260,000,000 60-Day Credit Agreement, Dated As Of January 20, 2005, Among Dow Jones & Company, Inc., As Borrower, The Several Lenders From Time To Time Parties Hereto, And JPMorgan Chase Bank, As Administrative Agent

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOW JONES & COMPANY, INC.

Dated: January 26, 2005

By:/s/Robert Perrine

Robert Perrine

Chief Accounting

Officer and Controller

EXHIBIT INDEX

Exhibit No.

Description

1.1

Joint Press Release of MarketWatch, Inc. and Dow Jones &  Company, Inc., dated January 24, 2005, announcing the completion of the acquisition of MarketWatch by Dow Jones.

1.2

$260,000,000 60-Day Credit Agreement, Dated As Of January 20, 2005, Among Dow Jones & Company, Inc., As Borrower, The Several Lenders From Time To Time Parties Hereto, And JPMorgan Chase Bank, As Administrative Agent